                                                                    Exhibit 10.1

                                                 [SECOND REVISED EXECUTION COPY]

              SECOND LIMITED WAIVER TO FOURTH AMENDMENT AND WAIVER

      SECOND LIMITED WAIVER TO FOURTH AMENDMENT AND WAIVER, dated as of February 7, 2002 (this "Second Waiver"), to the Amended and Restated Credit Agreement, dated as of June 13, 2000 (as amended, restated or otherwise modified from time to time, the "Credit Agreement"), among WEIGH-TRONIX, LLC ("Holdings"), SWT FINANCE B.V. (the "Borrower"), WEIGHTRONIX CANADA, ULC (collectively with the Borrower, the "Borrowers"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), FLEET NATIONAL BANK, as administrative agent (in such capacity, the "Administrative Agent"), and FLEET NATIONAL BANK, as security agent (in such capacity, the "Security Agent").

                              W I T N E S S E T H:

      WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers which remain outstanding; and

      WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders temporarily waive the requirements of Section 4.2(b) of the Fourth Amendment and Second Waiver to the Credit Agreement, dated as of November 19, 2001 (the "Fourth Amendment"), and the Administrative Agent and the Lenders are willing to do so, but only on the terms and conditions set forth herein;

      NOW, THEREFORE, the parties hereto hereby agree as follows:

      1. Defined Terms. Terms defined in the Credit Agreement and used herein shall, unless otherwise indicated, have the meanings given to them in the Credit Agreement. Terms defined and used in this Second Waiver shall have the meanings given to them in this Second Waiver.

      2. Waiver to Section 4.2(b) of the Fourth Amendment (Business Plan; Cash Flow Forecast; Certain Limitations). (a) Subject to clause (b) below, the Required Lenders hereby temporarily waive (i) the requirement in Section 4.2(b) of the Fourth Amendment that Holdings, the Borrowers, the Agent and the Required Lenders consummate the Reset Amendment on or before the Reset Date (as such terms are defined in Section 4.2(b) of the Fourth Amendment) and (ii) any Default or Event of Default arising in respect of Section 8(c) of the Credit Agreement as a result of a failure by the Borrowers to comply with the covenants contained in Section 7.1 of the Credit Agreement (the "pecified Events of Default".

            (b) The waiver contained in clause (a) above shall remain in effect from the close of business on February 7, 2002 through and until February 13, 2002 (the "Waiver Period"), at which time such waiver shall terminate and thereafter have no force or effect; provided, however, that the waiver contained in clause (a) above shall not be effective for purposes of
      Section 5.2(b) of the Credit Agreement; it being expressly understood and agreed that during the Wavier Period (i) the Borrower may not borrow under the Revolving Credit Commitments and (ii) the Revolving Credit Lenders shall not make any Revolving Credit Loans to the Borrower; provided, further, that, if the Borrower or any other Loan Party shall default in the observance or performance of any agreement or covenant contained in this Second Waiver, or upon the occurrence of a Default or Event of Default other than the Specified Events of Default, then, and in any such event, the waiver contained in clause (a) shall immediately and automatically terminate and thereafter such waiver shall have no force or effect.

            3. Conditions to Effectiveness. The waiver provided for herein shall become effective on the date the Administrative Agent shall have received
      (i) an executed counterpart of this Waiver from Holdings and the Borrowers, (ii) executed Consent Letters (in the form attached hereto as Annex A) from the Required Lenders (or facsimile transmissions thereof) consenting to the execution of this Waiver by the Administrative Agent, and (iii) Acknowledgement and Consents in the form attached hereto as Annex B, duly executed and delivered from each Guarantor. The execution and delivery of this Waiver by any Lender shall be binding upon each of its successors and assigns (including Transferees of its Commitments and Loans in whole or in part prior to the effectiveness hereof) and binding in respect of all of its Commitments and Loans, including any acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof.

            4. Representations and Warranties. Holdings and the Borrowers hereby represent and warrant as of the date hereof that, after giving effect to this Second Waiver, (a) no Default or Event of Default has occurred and is continuing and (b) all representations and warranties of Holdings and the Borrowers contained in the Loan Documents (with such term being deemed to include this Second Waiver) are true and correct in all material respects with the same effect as if made on and as of such date, except (i) to the extent any of such representations and warranties relate to a specific date, in which case such representations and warranties shall be deemed true and correct on and as of such date and (ii) that the representation on Section 4.2 of the Credit Agreement is qualified to the extent that Holdings and its Subsidiaries experienced a material and continuing downturn in the level of business of its North American operations following the events of September 11, 2001.

            5. Affirmative Covenants. Holdings and the Borrowers hereby expressly reaffirm each of the covenants made by them in Section 6 of the Credit Agreement, including without limitation, the covenants contained in
      Section 6.9 (Additional Collateral, etc.) and Section 6.10 (Further Assurances).

            6. Reference to and Effect on the Loan Documents; Limited Effect. On and after the date hereof and the satisfaction of the conditions contained in paragraph 3 of this Second Waiver, each reference in the Credit Agreement to "this Agreement" "hereunder" "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement. For purposes of the Credit Agreement, all of the agreements of Holdings and the Borrowers contained in this Second Waiver shall be deemed to be, and shall be, agreements under the Credit Agreement. The execution, delivery and effectiveness of this Second Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provisions of any of the Loan Documents. Except as expressly waived herein, all of the provisions and covenants of the Credit Agreement and the other Loan Documents are and shall continue to remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

            7. Counterparts. This Second Waiver may be executed by one or more of the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission) and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by facsimile transmission shall be effective for all purposes hereof.

            8. GOVERNING LAW. THIS SECOND WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK.


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      IN WITNESS WHEREOF, the parties hereto have caused this Second Waiver to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                        WEIGH-TRONIX, LLC

                                        By: /s/ John J. McCann III
                                           -------------------------------------
                                        Name:
                                        Title:


                                        SWT FINANCE B.V.

                                        By: /s/ John J. McCann III
                                           -------------------------------------
                                            Name:
                                            Title:


                                        WEIGH-TRONIX CANADA, ULC

                                        By: /s/ John J. McCann III
                                           -------------------------------------
                                            Name:
                                            Title:


                                        AGENT:

                                        FLEET NATIONAL BANK,
                                        as Administrative Agent,


                                        By: /s/ Andrew Maidman
                                           -------------------------------------
                                            Name:
                                            Title:


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

                                    ANNEX A

                             LENDER CONSENT LETTER

                               WEIGH-TRONIX, LLC,
                 SWT FINANCE B.V. AND WEIGH-TRONIX CANADA, ULC

                                CREDIT AGREEMENT
                           DATED AS OF JUNE 13, 2000

To:   Fleet National Bank, as Administrative Agent
      100 Federal Street
      MA DE 10011B
      Boston, MA 02110

Ladies and Gentlemen:

      Reference is made to the Amended and Restated Credit Agreement, dated as of June 13, 2000 (as further amended and restated or otherwise modified from time to time, the "Credit Agreement"), among WEIGH-TRONIX, LLC, a Delaware limited liability company ("Holdings"), SWT FINANCE B.V., a limited liability company organized under the laws of the Netherlands (the "Borrower"), WEIGHTRONIX CANADA, ULC, a company incorporated under the laws of Nova Scotia (the "Canadian Borrower", and collectively with the Borrower, the "Borrowers"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), LEHMAN BROTHERS INC., as sole advisor, LEHMAN BROTHERS INC. and FLEETBOSTON ROBERTSON STEPHENS INC. , as co-arrangers and co-book managers (in such capacity, the "Arrangers"), LEHMAN COMMERCIAL PAPER INC., as syndication agent (in such capacity, the "Syndication Agent"), FLEET NATIONAL BANK, as administrative agent (in such capacity, the "Administrative Agent"), and FLEET NATIONAL BANK, as security agent (in such capacity, the "Security Agent"). Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.

      Holdings and the Borrowers have requested that the Required Lenders waive certain provisions of the Fourth Amendment and Waiver to the Credit Agreement on the terms described in the Second Limited Waiver to Fourth Amendment and Waiver in the form attached hereto as Exhibit A (the "Second Waiver").

      Pursuant to Section 10.1 of the Credit Agreement, the undersigned Lender hereby consents to the execution by the Administrative Agent of the Second Waiver.

                                        Very truly yours,

                                        ________________________________________
                                        (NAME OF LENDER)


                                        By:_____________________________________
                                           Name:
                                           Title:

Dated as of February __, 2002

                                    ANNEX B

                          ACKNOWLEDGEMENT AND CONSENT

      Reference is made to the Second Limited Waiver to Fourth Amendment and Waiver, dated as of February 6, 2002 (the "Second Waiver"), to the Amended and Restated Credit Agreement, dated as of June 13, 2000 (as amended, restated or otherwise modified from time to time, the "Credit Agreement"), among WEIGH-TRONIX, LLC, a Delaware limited liability company ("Holdings"), SWT FINANCE B.V., a limited liability company organized under the laws of the Netherlands (the "Borrower"), WEIGHTRONIX CANADA, ULC, a company incorporated under the laws of Nova Scotia (the "Canadian Borrower", and collectively with the Borrower, the "Borrowers"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), LEHMAN BROTHERS INC., as sole advisor, LEHMAN BROTHERS INC. and FLEETBOSTON ROBERTSON STEPHENS INC., as co-arrangers and co-book managers (in such capacity, the "Arrangers"), LEHMAN COMMERCIAL PAPER INC., as syndication agent (in such capacity, the "Syndication Agent"), FLEET NATIONAL BANK, as administrative agent (in such capacity, the "Administrative Agent"), and FLEET NATIONAL BANK, as security agent (in such capacity, the "Security Agent"). Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.

      Each of the undersigned parties to the Guarantee and Collateral Agreement or the Foreign Guarantees, as the case may be, made by the undersigned in favor of Fleet National Bank, as Administrative Agent, for the benefit of the Lenders hereby (a) consents to the transactions contemplated by the Second Waiver and
(b) acknowledges and agrees that the guarantees and grants of security interests made by such party contained in the Guarantee and Collateral Agreement, the Foreign Guarantees and the other Security Documents, as the case may be, are, and shall remain, in full force and effect after giving effect to such Second Waiver and all prior modifications to the Credit Agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgement and Consent to be duly executed and delivered by their respective proper and duly authorized officers as of February __, 2002.

WEIGH-TRONIX, LLC                       BERKEL PRODUCTS CO., LIMITED

By: ________________________________    By: ________________________________
    Name:                                   Name:
    Title:                                  Title:


WEIGH-TRONIX, INC.                      MECMESIN, INC.






By: ________________________________    By: ________________________________
    Name:                                   Name:
    Title:                                  Title:


WEIGH-TRONIX, DELAWARE, INC.            AVERY BERKEL HOLDINGS, INC.

By: ________________________________    By: ________________________________
    Name:                                   Name:
    Title:                                  Title:


WEIGH-TRONIX CANADA, ULC                AVERY BERKEL, INC.

By: ________________________________    By: ________________________________
    Name:                                   Name:
    Title:                                  Title:


SWT HOLDINGS B.V.                       SALTER WEIGH-TRONIX LIMITED

By: ________________________________    By: ________________________________
    Name:                                   Name:
    Title:                                  Title:


SALTER HOUSEWARES HOLDINGS LIMITED      SALTER HOUSEWARES LIMITED

By: ________________________________    By: ________________________________
    Name:                                   Name:
    Title:                                  Title:


WEIGH-TRONIX (UK) LIMITED               AVERY BERKEL HOLDINGS LIMITED

By: ________________________________    By: ________________________________
    Name:                                   Name:
    Title:                                  Title:


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AVERY BERKEL LIMITED                    AVERY BERKEL PROPERTIES LIMITED

By: ________________________________    By: ________________________________
    Name:                                   Name:
    Title:                                  Title:


BERKEL (IRELAND) LIMITED

By: ________________________________
    Name:
    Title:







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